UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 30, 2023

NYIAX, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41626	46-0547534
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Maiden Lane, 11th Floor

New York, NY 10005

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (917) 444-9259

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02. Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report

The Company has re-evaluated its application of ASC 230, Statement of Cash Flows to the treatment of deferred offering costs. Pursuant to such re-evaluation, the Company’s management has determined that, in accordance with ASC 230-10-50, deferred offering cost write-off should be reflected in statement of cash flows within cash flows from operating activities and not within cash flows from financing activities as previously reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on July 21, 2023 (the “Original Q1 Filing”), and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 14, 2023 (the “Original Q2 Filing”).

Management reviewed the comment letter with its auditors, discussed the matters with the SEC examiner and concluded that informing the public that the previously issued financial statements should not be relied upon and of the necessity to amend Form 10-Q for the period ending March 31, 2023 and the Form 10-Q for the period ending June 30, 2023.

Therefore, on August 31, 2023, the Company’s management concluded that the Original Q1 Filing and the Original Q2 Filing should be restated to report deferred offering cost write-off in the statement of cash flows within cash flows from operating activities, and should no longer be relied upon. As such, the Company will file amendments to the Original Q1 Filing and Original Q2 Filing 2023, and the unaudited Condensed Statement of Cash Flows for the three- month period ended March 31, 2023 and the six month period ended June 30, 2023 will be restated within the Company’s Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2023 and June 30, 2023, respectively, to be filed with the SEC.

The Company’s management discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm. Further, the Company’s management discussed the matters disclosed herein with the Board of Directors and the Audit Committee, who concurred with the Company management’s determination.

A summary of the impact on the Q1 2023 Financial Statements follows below:

UNAUDITED CONDENSED STATEMENT OF CASH FLOWS

As of March 31, 2023
	As Previously	Adjustments,	Restated
	reported	net	Amounts
Condensed Statement of Cash Flows for three-month period ended March 31, 2023
Cash flows from operating activities
Net loss	2,987,985)		(2,987,985)
Adjustments to reconcile net loss to net cash			-
Deferred offering cost write-off, net	0	848,531	848,531
Net cash (used) in operating activities	1,388,704)	848,531	(540,173)

Cash flows from financing activities
Deferred offering cost write-off, net	848,531	(848,531)	0
Net cash (used) provided by financing activities	1,048,531	(848,531)	200,000

Net increase (decrease) in cash and cash equivalents	(340,173)		(340,173)

Cash and cash equivalents - Beginning of period	792,337		792,337

Cash and cash equivalents - End of period	452,164		452,164

A summary of the impact on the Q2 2023 Financial Statements follows below:

UNAUDITED CONDENSED STATEMENT OF CASH FLOWS

As of June 30, 2023
	As Previously reported	Adjustments, net	Restated Amounts
Condensed Statements of Cash Flows for six-month period ended June 30, 2023
Cash flows from operating activities
Net loss	(5,279,268)		(5,279,268)
Adjustments to reconcile net loss to net cash used by operating activities:
Deferred offering cost write-off	0	848,531	848,531
Total adjustments	2,610,427	848,531	3,458,958
Net cash used in operating activities	(2,668,841)	848,531	(1,820,310)

Cash flows from financing activities
Deferred offering cost write-off	848,531	(848,531)
Net cash provided by financing activities	3,018,531	(848,531)	2,170,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 1, 2023	NYIAX, Inc.

	By:	/s/ Joseph G. Passaic, Jr.
		Name:	Joseph G. Passaic
		Title:	Corporate Secretary

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